Third quarter 2016 earnings of $0.41 per diluted share Full year guidance updated to $1.16 - $1.20 Strong utility performance driven by customer growth and rate relief Midstream Investments expected to contribute earnings at the high end of the $0.24 - $0.28 guidance range for 2016 Company continues to target 4 - 6% annual earnings growth through 2018 3rd Quarter 2016 Earnings Call November 4, 2016 Exhibit 99.2

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our acquisition of Atmos Energy Marketing, including statements about future financial performance, margin and operating income and growth, guidance, including earnings and dividend growth, future financing plans and expectation for liquidity and capital resources, tax rates and interest rates, among other statements. We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2015 and Form 10-Q for the period ended September 30, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of net income and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and adjustments for impairment charges. A reconciliation of net income and diluted earnings per share to the basis used in providing 2016 guidance is provided in this presentation on slide 16. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and impairment charges are not estimable.  Management evaluates the company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation table on slides 16, 20 and 21 of this presentation.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Earnings Call Highlights Third Quarter Performance Enable Midstream Highlights Full-Year Outlook Scott Prochazka – President and CEO

Third Quarter 2016 Performance Highlights (1) Refer to slide 16 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures (2) Excluding ZENS and CES mark-to-market adjustments (3) Primarily related to true-up proceeds Q3 2016 vs Q3 2015 Drivers (2) h Favorable Variance i Unfavorable Variance Customer Growth Rate Relief Interest Expense Equity Return (3) Depreciation O&M Expense Q3 EPS Q3 EPS on a Guidance (Non-GAAP) Basis (1) Third quarter 2016 EPS of $0.41, compared with third quarter 2015 EPS loss of $0.91, that included impairment charges totaling $1.25 per share related to the equity investment in Enable Midstream Midstream Investments in line with expectations

Highlights from Enable Midstream’s Earnings Call on Nov. 2, 2016 Source: Enable Midstream Partners, November 2, 2016, Press Release and Q3 Earnings Call. Please refer to these materials for an overview of Enable’s Q3 performance (1) Per Drillinginfo: Q3-16 rig count of 33 rigs as of October 26, 2016, and Q2-16 rig count of 29 rigs as of July 26, 2016 Dedicated rig count increased over 13% during the 3rd quarter (1) Enable continues to achieve commercial success and is well-positioned to meet customers needs through integrated midstream solutions Quarterly natural gas gathered volumes increased for the third quarter in a row Signed new 10-year, fee-based natural gas gathering and processing agreement with one of the most active producers in the STACK, replacing an existing percent-of-proceeds processing arrangement Increases fee-based margins, reduces commodity exposure and increases the volume-weighted average term on gathering contracts Declared a third quarter 2016 cash distribution of $0.318 per common and subordinated unit and a cash distribution of $0.625 per Series A Preferred Unit

CenterPoint Energy Full-Year Outlook Focus continues to be on investing in our utility service territories to address ongoing growth, maintenance, reliability, safety and customer service 2016 earnings from Utility Operations are expected to represent 75% - 80% of overall earnings Anticipate 2016 Utility Operations earnings growth will be driven by: (1) Refer to slide 21 for reconciliation to 2015 GAAP measures and slide 2 for information on non-GAAP measures 2016 Guidance Range vs. 2015 EPS on a Guidance (Non-GAAP) Basis (1) $1.16 - $1.20 $1.10 Investment discipline Optimization of operating costs Customer growth Efficient rate recovery $1.12 - $1.20

Earnings Call Highlights Houston Electric Results Houston Electric Regulatory Update Tracy Bridge – EVP & President, Electric Division Construction of a new 345kV double circuit tower

(1) Houston Electric’s customer count increased by 51,208 from 2,337,806 as of September 30, 2015 to 2,389,014 as of September 30, 2016 (2) Q3 2015 TDU core operating income represents total segment operating income of $244 million, excluding operating income from transition and system restoration bonds of $25 million (3) Includes higher DCRF revenues of $6 million, primarily due to the implementation of new rates in September from the 2016 filing, and higher net transmission-related revenues of $5 million (4) Includes higher equity return of $7 million, primarily related to true-up proceeds (5) Q3 2016 TDU core operating income represents total segment operating income of $257 million, excluding operating income from transition and system restoration bonds of $23 million $ Millions 2% YoY Customer Growth (1) (2) (3) (5) Electric Transmission and Distribution Operating Income Drivers: Q3 2015 vs Q3 2016 (4)

DCRF – Distribution Cost Recovery Factor; PUCT – Texas Public Utility Commission; TCOS – Transmission Cost of Service; EECRF – Energy Efficiency Cost Recovery Factor (1) Performance incentive approved and recognized in October 2015 was $6.6 million Mechanism Effective Date Annual DCRF Revenue Requirement ($MM) Comments Docket # DCRF September 2016 $45.0 Filed in April 2016; settlement approved by the PUCT in June 2016 provides for an annualized DCRF revenue requirement of $45.0 million effective September 2016 through August 2017; unless otherwise changed in subsequent DCRF filing, settlement provides for an annualized DCRF revenue requirement of $49.0 million effective September 2017 45747 Annualized DCRF revenue requirement: $45.0 million Electric Transmission and Distribution Q3 2016 Regulatory Update Mechanism Expected Effective Date Annual Performance Incentive ($MM) Comments Docket # EECRF March 2017 $10.6 (1) Filed in June 2016; requested incentive amount based on 2015 program performance; incentive approved in October 2016; recognized when approved 46014 Energy efficiency incentives recognized in 2016: $10.6 million Mechanism Effective Date Annual Revenue Increase ($MM) Comments Docket # TCOS September 2016 $3.5 Filed in July 2016; approved in September 2016 46230 Annualized rate relief from 2016 filings: $3.5 million

2015 Minnesota Beltline Replacement Project in downtown Minneapolis Earnings Call Highlights Natural Gas Distribution Results Natural Gas Distribution Regulatory Update Energy Services Results Atmos Energy Marketing (AEM) Acquisition Joe McGoldrick – EVP & President, Gas Division

1% YoY Customer Growth (1) $ Millions Natural Gas Distribution Operating Income Drivers: Q3 2015 vs Q3 2016 (2) (1) Natural Gas Distribution’s customer count increased by 34,844 from 3,359,556 as of September 30, 2015 to 3,394,400 as of September 30, 2016 (2) Includes rate increases of $8 million and rate stabilization of $7 million, reflecting adjustments from decoupling in Minnesota and Arkansas (3) Includes increased depreciation of $6 million, primarily due to ongoing additions to plant in service, and lower sales and use tax of $3 million (4) Includes increased labor and benefits expense of $5 million and lower bad debt expense of $3 million (3)

GRIP – Gas Reliability Infrastructure Program; APSC – Arkansas Public Service Commission; RRA – Rate Regulation Adjustment; MPSC – Mississippi Public Service Commission; MPUC – Minnesota Public Utilities Commission Jurisdictions Effective Date Annual Increase ($MM) Comments Docket # Houston South Texas Beaumont/East Texas Texas Coast July 2016 $18.2 Annual GRIP filings submitted in March 2016; approved and implemented by July 2016 10508 10509 10510 10511 Arkansas September 2016 $14.2 Rate case; APSC order issued in September 2016 authorized a $14.2 million rate adjustment, ROE of 9.5% and adoption of Formula Rate Plan Tariff 15-098-U Mississippi October 2016 $2.7 RRA amended request filed in July 2016; settlement approved by the MPSC and rates implemented in October 2016 12-UN-139 Minnesota December 2016 $27.5 Rate case; interim increase of $47.8 million effective in October 2015; MPUC order issued in June 2016 includes $27.5 million rate increase based on an ROE of 9.49%; final rates and interim rate refund will be implemented in December 2016 15-424 Annualized rate relief from filings completed in 2016: $62.6 million Natural Gas Distribution Q3 2016 Regulatory Update

Natural Gas Distribution
Q3 2016 Regulatory Update

CenterPoint Energy

Energy efficiency incentives recognized in 2016: $12.7 million

Jurisdiction	Effective Date	Annual Performance Incentive ($MM)	Comments	Docket #
Minnesota	September 2016	$12.7 [1]	MPUC approved CIP incentive in September 2016; recognized when approved	G008/M-16-366

Expected annualized rate relief from pending 2016 filings: $1.3 million

Jurisdictions	Expected Effective Date	Annual Increase ($MM)	Comments	Docket #
North Louisiana South Louisiana	December 2016	$1.3 [2] (net interim rates)	RSP filings made in September 2016; North Louisiana rider shows revenue deficiency of $1.7 million; South Louisiana rider shows revenue surplus of $0.4 million; pending approval; interim rates effective in December 2016	U-34251 U-34249

Rate relief from 2016 filings recognized in 2015: $5.5 million

Jurisdictions	Date Recognized	Rate Relief ($MM)	Comments	Docket #
Arkansas	December 2015	$5.5	BDA filed in March 2016; revenue recognized in Q4 2015; rates were implemented in June 2016	06-161-U

MPUC – Minnesota Public Utilities Commission; CIP – Conservation Improvement Program; RSP – Rate Stabilization Plan; BDA – Billing Determinant Rate Adjustment

(1) Performance incentive approved in 2015 was $11.6 million; recognized in August 2015

(2) Interim rates begin the recognition of revenue, subject to a refund (pending issuance of final order)

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Third Quarter Operating Income Operating income was $7 million for the third quarter 2016 compared to $2 million for the same period last year, excluding a mark-to-market loss of $2 million and a gain of $5 million, respectively Energy Services Agreement to acquire Atmos Energy Marketing (AEM) Aggregate purchase price for the acquisition is $40 million plus working capital Complementary operational and geographic footprints provide scale and expanded capabilities that will enable growth Similar low value-at-risk models Pro forma, Energy Services is expected to deliver in excess of one trillion cubic feet of natural gas to approximately 100,000 customers Projected to be accretive to earnings Expected to close in early 2017 Source: Atmos Energy Marketing www.atmosenergymarketing.com/about/

Bill Rogers – EVP & CFO Earnings Call Highlights Third Quarter Earnings Financing, Interest Expense & Tax Strategic Review Update

Reconciliation: Net Income (Loss) and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance

CenterPoint. Energy

	Quarter Ended							
	September 30, 2016				September 30, 2015			
	Net Income (in millions)		Diluted EPS		Net Income (in millions)		Diluted EPS	
Consolidated as reported	$	179	$	0.41	$	(391)	$	(0.91)
Midstream Investments		(46)		(0.10)		495		1.15
Utility Operations [1]		133		0.31		104		0.24
Loss on impairment of Midstream Investments:								
CenterPoint's impairment of its investment in Enable (net of taxes of $94) [3]		-		-		156		0.36
CenterPoint's share of Enable's impairment of its goodwill and long-lived assets (net of taxes of $231) [3]		-		-		381		0.89
Total loss on impairment		-		-		537		1.25
Midstream Investments excluding loss on impairment		46		0.10		42		0.10
Consolidated excluding loss on impairment		179		0.41		146		0.34
Timing effects impacting CES [2]:								
Mark-to-market (gains) losses (net of taxes of $1 and $2) [3]		1		-		(3)		(0.01)
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $27 and $47) [3][4]		(50)		(0.11)		87		0.20
Indexed debt securities (net of taxes of $25 and $45) [3]		47		0.11		(84)		(0.19)
Utility operations earnings on an adjusted guidance basis	$	131	$	0.31	$	104	$	0.24
Adjusted net income and adjusted diluted EPS used in providing earnings guidance:								
Utility Operations on a guidance basis	$	131	$	0.31	$	104	$	0.24
Midstream Investments excluding loss on impairment		46		0.10		42		0.10
Consolidated on a guidance basis	$	177	$	0.41	$	146	$	0.34

[1] CenterPoint earnings excluding Midstream Investments

[2] Energy Services segment

[3] Taxes are computed based on the impact removing such item would have on tax expense

[4] As of May 18, 2016, comprised of Time Warner Inc., Charter Communications, Inc. and Time Inc. Prior to May 18, 2016, comprised of Time Warner Inc., Time Warner Cable Inc. and Time Inc.

Note: Refer to slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 16

Financing, Interest Expense and Tax

Liquidity and Capital Resources

- Anticipate strong balance sheet and cash flow
- Net incremental borrowings of ~$100 million expected for 2016, inclusive of funding for the acquisition of the retail energy services business and natural gas wholesale assets of Continuum
- Equity issuance not anticipated in 2017 and 2018
- Modest incremental financing needs expected for 2017 and 2018, inclusive of funding for the acquisition of the retail energy services business of Atmos Energy Marketing (AEM); dependent on factors including bonus depreciation, capital investment plans and working capital

Tax Rates

- Anticipate 37% effective tax rate for 2016
- Anticipate 36% effective tax rate on a going forward basis

Interest Expense

- Full year 2016 interest expense projected to be lower than 2015
- Near-term maturities and refinancing suggest interest expense savings

Long-term Debt Maturities ($MM) (1)



$700
$600
$500
$400
$300
$200
$100
$0
2017
2018
CNP
CERC

Equity/Total Capital (1) (as of September 30, 2016)	
CenterPoint Energy, Inc. Consolidated	35.9%
CenterPoint Energy Houston Electric, LLC	39.5%
CenterPoint Energy Resources Corp.	55.9%

(1) Excludes transition and system restoration bonds

investors.centerpointenergy.com 17

Enable Strategic Review Update Criteria for Consideration of a Sale or Spin – sustainable value for our long-term shareholders Comparable earnings per share and dividends Improve visibility and certainty of future earnings Seek to maintain current credit ratings Ongoing Activities Continuing discussions with third parties for sale option Working to gain certainty regarding the tax characteristics of a spin and confirmation of minimal tax leakage that may occur as a result of a spin

Appendix

Reconciliation: Operating Income to Core Operating Income on a Guidance (Non-GAAP) Basis Operating Income ($ in millions) Quarter Ended September 30, 2016 Quarter Ended September 30, 2015 Difference Fav/(Unfav) Electric Transmission and Distribution 257 $ 244 $ 13 $ Transition and System Restoration Bond Companies (23) (25) 2 TDU Core Operating Income 234 219 15 Energy Services 5 7 (2) Mark-to-market (gain) loss 2 (5) 7 Energy Services Operating Income, excluding mark-to-market 7 2 5 Natural Gas Distribution Operating Income 22 11 11 Core Operating Income on a guidance basis 263 $ 232 $ 31 $

Reconciliation: Net Income (Loss) and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance

CenterPoint Energy

	Twelve Months Ended December 31, 2015			
	Net Income (in millions)		Diluted EPS	
Consolidated as reported	$	(692)	$	(1.61)
Midstream Investments		1,024		2.38
Utility Operations [1]		332		0.77
Loss on impairment of Midstream Investments:				
CenterPoint's impairment of its investment in Enable (net of taxes of $456) [2]		769		1.79
CenterPoint's share of Enable's impairment of its goodwill and long-lived assets (net of taxes of $233) [2]		388		0.90
Total loss on impairment		1,157		2.69
Midstream Investments excluding loss on impairment	$	133	$	0.31
Consolidated excluding loss on impairment	$	465	$	1.08
Timing effects impacting CES [3]:				
Mark-to-market gain (net of taxes of $2) [2]		(2)		(0.01)
ZENS-related mark-to-market (gains) losses:				
Marketable securities (net of taxes of $33) [2][4]		60		0.14
Indexed debt securities (net of taxes of $26) [2][5]		(48)		(0.11)
Utility operations earnings on an adjusted guidance basis	$	342	$	0.79
Adjusted net income and adjusted diluted EPS used in providing 2015 earnings guidance:				
Utility Operations on a guidance basis	$	342	$	0.79
Midstream Investments excluding loss on impairment		133		0.31
2015 Consolidated on guidance basis	$	475	$	1.10

[1] CenterPoint earnings excluding Midstream Investments
[2] Taxes are computed based on the impact removing such item would have on tax expense
[3] Energy Services segment
[4] Time Warner Inc., Time Warner Cable Inc., Time Inc. and AOL Inc.
[5] Includes amount associated with Verizon merger with AOL Inc.

Note: Refer to slide 2 for information on non-GAAP measures

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